SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                             USAA Mutual Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

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    ___________________________________________________________________________

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[USAA                USAA FIRST START GROWTH FUND
EAGLE
LOGO (R)]           SUPPLEMENT DATED JUNE 30, 2006
                       TO THE FUND'S PROSPECTUS
                        DATED DECEMBER 1, 2005

                                AND THE

                            PROXY STATEMENT
                          DATED MAY 26, 2006


At its meeting on June 27, 2006, the First Start Growth Fund's Board of Directors approved the addition of Batterymarch Financial Management, Inc. as an additional subadviser to the Fund effective August 1, 2006.

In addition, the Board of Directors approved a change in the Fund's foreign securities investment policy by removing the Fund's 20% of fund net assets limit on investments in foreign securities. This change will also be effective August 1, 2006.


                                                                      51326-0606

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